PROSPECTUS SUPPLEMENT                                     76544   10/01
dated October 15, 2001 to:

Putnam International Voyager Fund (the "fund")
Prospectus dated December 30, 2000

The section entitled "FEES AND EXPENSES", on page 4 is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                         Class A   Class B   Class C  Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)                                    5.75%     NONE      NONE     3.50%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)             NONE*    5.00%     1.00%     NONE*

Redemption Fee**
(as a percentage of total redemption
proceeds)                                 1.00%    1.00%     1.00%     1.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                           Total Annual
             Management    Distribution      Other        Fund Operating
                Fees       (12b-1) Fees     Expenses         Expenses
-------------------------------------------------------------------------------
Class A        0.85%          0.25%          0.29%            1.39%
Class B        0.85%          0.90%          0.29%            2.04%
Class C        0.85%          1.00%          0.29%            2.14%
Class M        0.85%          0.75%          0.29%            1.89%
-------------------------------------------------------------------------------

* A deferred sales charge of up to 1% on class A shares and 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** The redemption fee may apply to shares purchased after November 1, 2001 that are held less than 90 days. See the section entitled "How do I sell fund shares" for more information on when this fee will apply.

*******************************************************************************

Also, in the section entitled "How do I sell fund shares", the following paragraph is inserted after the first paragraph:

Effective November 1, 2001, the fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. Please see the Statement of Additional Information for details.

In addition, in the section entitled "How do I exchange fund shares", the second and third paragraphs will be replaced by the following:

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 90 days. The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.